SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20349

FORM 8-K

CURRENT REPORT

PURUSANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) : February 13, 2004

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-1163725
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1001 North 19th Street, Suite 2000
Arlington, Virginia 22209

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:
(703) 522-1315

NOT APPLICABLE
(Former Name or Former Address, if changed since last report)

Item 5.  Other Events

The AES Corporation is filing the Form of Tenth Supplemental Indenture between The AES Corporation and Wells Fargo Bank Minnesota, N.A., attached as Exhibit 4.1 to this report and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)                Exhibits

No.	Description
4.1	Form of Tenth Supplemental Indenture between The AES Corporation and Wells Fargo Bank Minnesota, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

Date: February 13, 2004	By:	/s/ Vincent W. Mathis
		Name:	Vincent W. Mathis
		Title:	Assistant General Counsel

EXHIBIT INDEX

No.	Description
4.1	Form of Tenth Supplemental Indenture between The AES Corporation and Wells Fargo Bank Minnesota, N.A.